Exhibit 21



                         THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                                        AND SUBSIDIARIES
                                State of Incorporation: Maryland
                              Date of Incorporation: May 29, 1925
                                   Name Change: July 30, 1958

The stock of all subsidiaries is 100% owned or controlled by the parent company except as denoted below and in the case of a few subsidiaries where nominal qualifying shares are held in the names of subsidiary officers and/or directors in trust. No share of any subsidiary's stock are subject to options.


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                                                                                                State/Jurisdiction of
                                                                                                    Incorporation
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COMMON PARENT
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THE GREAT ATLANTIC & PACIFIC TEA COMPANY,  INC.                                                        Maryland
SUBSIDIARIES
------------
A & P WINE & SPIRITS, INC.                                                                          Massachusetts
ANP PROPERTIES  I CORP.                                                                                Delaware
ANP SALES CORP.                                                                                        Maryland
BIG STAR, INC.  (F/K/A SUPERSAVER, INC.)                                                               Georgia
COMPASS FOODS, INC.                                                                                    Delaware
DLCH ACQUISITION CORPORATION                                                                           Delaware
FAMILY CENTER, INC.                                                                                    Delaware
FELICITY HISTORICAL DEVELOPMENT CORPORATION                                                           Louisiana
FOOD BASICS, INC                                                                                       Delaware
FUTURESTORE FOOD MARKETS, INC.                                                                         Delaware
GERARD AVENUE, INC.                                                                                    New York
HAMILTON PROPERTY I, INC.                                                                              Delaware
HOPELAWN PROPERTY I, INC.                                                                              Delaware
KOHL'S FOOD STORES, INC.                                                                              Wisconsin
  THE SOUTH DAKOTA GREAT ATLANTIC & PACIFIC TEA CO., INC.                                            South Dakota
KWIK SAVE INC.                                                                                       Pennsylvania
LIMITED FOODS, INC.                                                                                    Delaware
LO-LO DISCOUNT STORES, INC.                                                                             Texas
MONTVALE HOLDINGS, INC.                                                                               New Jersey
  SUPER FRESH FOOD MARKETS, INC.                                                                       Delaware
NORTH JERSEY PROPERTIES, INC. I                                                                        Delaware
NORTH JERSEY PROPERTIES, INC. II                                                                       Delaware
NORTH JERSEY PROPERTIES, INC. IV                                                                       Delaware
NORTH JERSEY PROPERTIES, INC. V                                                                        Delaware
NORTH JERSEY PROPERTIES, INC. VI                                                                       Delaware
RICHMOND TWICE INCORPORATED                                                                            Delaware
SARASOTA STREET LIQUORS, INC.                                                                          Maryland
SOUTHERN ACQUISITION CORPORATION                                                                       Delaware
SOUTHERN DEVELOPMENT, INC.  OF DELAWARE                                                                Delaware
SUPER FRESH FOOD MARKETS OF MARYLAND, INC.                                                             Maryland
SUPER FRESH FOOD MARKETS OF VIRGINIA, INC.                                                             Delaware
SUPER FRESH / SAV - A - CENTER, INC.                                                                   Delaware
SUPER MARKET SERVICE CORP.                                                                           Pennsylvania
SUPER PLUS FOOD WAREHOUSE, INC.                                                                        Delaware
SUPERMARKET DISTRIBUTION SERVICE - FLORENCE, INC.                                                     New Jersey
SUPERMARKET DISTRIBUTION SERVICE CORP.                                                                New Jersey
SUPERMARKET DISTRIBUTION SERVICES, INC.                                                                Delaware
SUPERMARKET SYSTEMS, INC.                                                                              Delaware
TEA DEVELOPMENT CO., INC.                                                                              Delaware
THE GREAT ATLANTIC & PACIFIC TEA CO. OF VERMONT, INC.                                                  Vermont
TRANSCO SERVICE - MILWAUKEE, INC.                                                                     New Jersey
W.S.L. CORPORATION  (F/K/A A & P TEA CO., INC. (NEW JERSEY)                                           New Jersey
 2008 BROADWAY, INC.                                                                                   New York
BORMAN'S,  INC. (DBA FARMER JACK)                                                                      Delaware
     BEV  LTD.                                                                                         Delaware
     DETROIT PURE MILK COMPANY                                                                         Michigan
     FARMER JACK PHARMACIES, INC.                                                                      Michigan
     FARMER JACK'S OF OHIO, INC.                                                                         Ohio
     SEG STORES, INC.                                                                                  Delaware
     WESLEY'S QUAKER MAID, INC.                                                                        Michigan
SHOPWELL, INC. (DBA FOOD EMPORIUM)                                                                     Delaware
     1046 YONKERS AVE. CORP.                                                                           New York
     111 NORTH AVE. REALTY CORP.                                                                       New York
     CLAY-PARK REALTY CO., INC.                                                                        New York
     DAITCH CRYSTAL DAIRIES, INC.                                                                      New York
     DELAWARE COUNTY DAIRIES, INC.                                                                     New York
     FOUR ONE LEASING CORP.                                                                            New York
     GRAMATAN FOODTOWN CORP.                                                                           New York
     SHOPWELL, INC.   (ORG IN CONN)                                                                  Connecticut
     SHOPWELL,  INC.  (ORG IN MASS)                                                                 Massachusetts
     SHOPWELL, INC.   (NEW JERSEY)                                                                    New Jersey
     THE FOOD EMPORIUM, INC.                                                                           New York
     THE FOOD EMPORIUM, INC.   (CONN)                                                                Connecticut
     THE FOOD EMPORIUM, INC.   (DELAWARE)                                                              Delaware
     THE FOOD EMPORIUM, INC.   (NJ)                                                                   New Jersey
     THE WINE EMPORIUM, INC.                                                                         Connecticut
     TRADEWELL FOODS OF CONNECTICUT, INC.                                                            Connecticut
APW SUPERMARKET CORPORATION                                                                            Delaware
     APW SUPERMARKETS, INC.                                                                            New York
     WALDBAUM, INC. (DBA WALDBAUM, INC. AND FOOD MART)                                                 New York
               AMBOY ROAD DEVELOPMENT CORP.                                                            New York
               APW PRODUCE COMPANY, INC. (F/K/A GEORGE TIEFER, INC.)                                   New York
               BARMAT CONSTRUCTION CORP.                                                               New York
               GREENLAWN LAND DEVELOPMENT CORP.                                                        New York
               HEMPSTEAD MARKETPLACE, INC.                                                             New York
               LAKE GROVE REALTY CORP.                                                                 New York
               LBRO REALTY, INC.                                                                       New York
               McLEAN AVENUE PLAZA CORP.                                                               New York
               SPRING LANE PRODUCE CORP.                                                               New York
               THE MEADOWS PLAZA DEVELOPMENT CORP.                                                     New York
               WALDBAUM-COLLEGE POINT CENTER, INC.                                                     New York
FOREIGN SUBSIDIARIES
A & P BERMUDA LIMITED                                                                                  Bermuda
     A & P LUXEMBOURG S.a.r.l.                                                                        Luxembourg
ST. PANCRAS TOO, LIMITED Bermuda


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